EXHIBIT 99(b)



                      ADVANCED COMMUNICATION SYSTEMS, INC.
                   UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                              FINANCIAL STATEMENTS


                              BASIS OF PRESENTATION

The accompanying unaudited pro forma condensed consolidated financial statements give effect to the acquisition of SEMCOR, Inc. ("SEMCOR"), as described below.

Effective June 10, 1998, Advanced Communication Systems, Inc. ("ACS"), acquired all of the outstanding common stock of SEMCOR for the preliminary purchase price of $38 million, which consisted of $37 million in cash and $1 million in ACS common stock. In addition, ACS will pay the shareholders up to $1.2 million for certain income tax liabilities incurred as a result of the acquisition. The preliminary purchase price is subject to adjustment based on the net equity shown on the closing date balance sheet. The acquisition has been accounted for as a purchase, and accordingly, the total purchase price has been allocated among the acquired assets in accordance with the provisions of Accounting Principles Board Opinion No. 16. The excess of the purchase price over the net fair market value of the assets acquired is being classified as intangible assets, principally goodwill, which will be amortized over its estimated useful life.

The unaudited pro forma condensed consolidated balance sheet as of March 31, 1998, has been prepared to reflect the acquisition of SEMCOR as if it had occurred on March 31, 1998, by combining the consolidated balance sheet of ACS as of March 31, 1998, with the balance sheet of SEMCOR as of March 31, 1998. The unaudited pro forma condensed consolidated statement of operations for the year ended September 30, 1997, with appropriate adjustments, has been prepared by combining the consolidated statement of operations of ACS for the period ended September 30, 1997, with the historical results of operations of RF Microsystems, Inc. ("RFM") for the nine months ended June 30, 1997, the audited statement of income of Integrated Systems Control, Inc. ("ISC") for the twelve months ended September 30,1997, the audited statement of operations of AMI for the twelve months ended December 31, 1997, and the audited statement of income of SEMCOR for the twelve months ended December 31, 1997, to reflect the acquisitions of AMI, ISC, RFM and SEMCOR as if they had occurred at the beginning of the period presented. The unaudited pro forma condensed consolidated statement of operations for the nine months ended June 30, 1998, with appropriate adjustments, has been prepared by combining the consolidated statement of operations of ACS for the nine months ended June 30, 1998, with the historical pre-acquisition results of operations of AMI for the four months beginning October 1, 1997 through January 31, 1998, and the historical pre-acquisition results of operations of SEMCOR for the period beginning October 1 1997 through June 9, 1998, to reflect the acquisitions of AMI and SEMCOR as if they had occurred at the beginning of the period presented.

The unaudited pro forma condensed consolidated financial statements have been prepared by the ACS's management and should be read in conjunction with the historical financial statements of ACS and AMI and the related notes thereto. The unaudited pro forma condensed consolidated statements of operations are not necessarily indicative of the results of operations that may have actually occurred had the acquisition occurred on the dates specified, or of the future results of the combined companies. The pro forma adjustments are based upon available information and certain adjustments that the management of ACS believes are reasonable. In the opinion of ACS's management, all adjustments have been made that are necessary to present fairly the unaudited pro forma condensed consolidated financial statements.

ADVANCED COMMUNICATION SYSTEMS, INC.
PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
       MARCH 31, 1998
       (IN THOUSANDS)
         (UNAUDITED)

                                                                  ACS             SEMCOR         PRO FORMA
                                                            HISTORICAL (1)    HISTORICAL (2)    ADJUSTMENTS       COMBINED
                                                            --------------    --------------    -----------       --------

                                   ASSETS
Current assets:
Cash and cash equivalents                                           $802              $410             $0           $1,212
Cash-restricted                                                        -                 2              -                2
Contract receivables                                              27,440            20,572              -           48,012
Other receivables                                                    621                 -              -              621
Income taxes receivable                                                -                 -              -                -
Inventories                                                          677                 -              -              677
Prepaid expenses                                                     805               636              -            1,441
                                                                --------          --------       --------        ---------
   Total current assets                                           30,345            21,620              -           51,965
                                                                --------          --------       --------        ---------
Property and equipment, net                                        5,157             1,939              -            7,096
Other assets:
Other related party receivables                                      152                 -              -              152
Software development costs, net                                    1,568                 -              -            1,568
Intangibles, net                                                  19,333               525         25,371  (3)      45,229
Other assets                                                         233               175              -              408
                                                                --------          --------       --------        ---------
   Total other assets                                             21,286               700         25,371           47,357
                                                                --------          --------       --------        ---------
      Total assets                                               $56,788           $24,259        $25,371         $106,418
                                                                ========          ========       ========        =========

         LIABILITIES AND STOCKHOLDERS' EQUITY
Current Liabilities:
Current portion of long-term debt                                    $84                $0             $0              $84
Accounts payable                                                   2,325             1,623              -            3,948
Accrued expenses                                                   9,224            13,058          1,500  (4)      20,813
                                                                                                   (2,969) (5)
Billings in excess of revenue                                        245               449              -              694
Income taxes payable                                                 331                 -              -              331
Deferred income tax liability                                          -                33              -               33
Current portion of capital lease obligation                            -               795              -              795
Related party notes payable                                            -             1,000              -            1,000
                                                                --------          --------       --------        ---------
    Total current liabilities                                     12,209            16,958         (1,469)          27,698
Long-term debt                                                    24,846                 -         34,000  (4)      58,846
Deferred income taxes                                                778                 -                             778
Long-term portion of capital lease obligation                          -               258              -              258
                                                                --------          --------       --------        ---------
    Total liabilities                                             37,833            17,216         32,531           87,580
Total stockholders' equity                                        18,955             7,043          2,969  (5)      18,838
                                                                       -                 -        (10,129) (6)           -
                                                                --------          --------       --------        ---------
      Total liabilities and stockholders' equity                 $56,788           $24,259        $25,371         $106,418
                                                                ========          ========       ========        =========

    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                                  BALANCE SHEET
                                 MARCH 31, 1998


(1) Information obtained from the historical unaudited balance sheet of the Company.

(2) Information obtained from the unaudited March 31, 1998, balance sheet of SEMCOR.

(3) Reflects intangible assets, principally goodwill, resulting from the purchase of all of the outstanding stock of SEMCOR, and the allocation of the purchase price using the purchase method of accounting for the transaction after adjusting the assets acquired and the liabilities assumed to their respective fair values.

(4) Reflects the borrowings under a bank line of credit facility to fund the acquisition and represents the cash consideration paid for SEMCOR. Additionally, $1.5 million of incremental costs, primarily investment banking, legal and accounting fees, were incurred directly related to the acquisition and is shown as a pro forma adjustment to accrued expenses and the purchase price.

(5) Reflects the settlement of a liability by the stockholders of SEMCOR prior to the acquisition.

(6)    Eliminates the equity of SEMCOR upon consolidation with the Company.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                          YEAR ENDED SEPTEMBER 30, 1997
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)


                                      ACS                RFM                ISC                AMI
                                HISTORICAL (1)      HISTORICAL (2)     HISTORICAL (3)    HISTORICAL (4)
                                --------------      --------------     --------------    --------------

Revenues                             $52,194            $4,614             $12,180            $23,165

Direct Costs                          37,687             3,237               6,505             14,794

Indirect, general and
  administrative expenses             11,128             1,150               4,975              4,720


Write-off of in-process
  R & D costs                          1,910                 -                   -                  -
                                    --------          --------            --------           --------
Income from operations
                                       1,469               227                 700              3,651

Interest expense                       (136)                 -               (218)                (1)

Other income, net                        153                 -                   -              1,219
                                    --------          --------            --------           --------

Income before taxes                    1,486               227                 482              4,869

Pro forma tax provision                  571                92                 183              1,850
                                    --------          --------            --------           --------

Net income                              $915              $135                $299             $3,019
                                    ========          ========            ========           ========


Pro forma net income
  per share-basic                      $0.20
                                       =====
Pro forma net income
  per share-diluted                    $0.19
                                       =====
Pro forma weighted average
  shares outstanding-basic             4,682
                                       =====
Pro forma weighted average
  shares outstanding-diluted           4,767
                                       =====

                                                       RFM, ISC
                                                       AND AMI                                 SEMCOR
                                                      PRO FORMA            SEMCOR             PRO FORMA
                                                    ADJUSTMENTS (5)     HISTORICAL (6)     ADJUSTMENTS (14)      COMBINED
                                                   -----------------    --------------    ------------------     --------

Revenues                                              (3,533)  (7)           $92,826                             $181,446

Direct Costs                                          (1,898)  (7)            63,947                              124,272

Indirect, general and
  administrative expenses                               (521)  (8)            27,495           (2,114) (15)        47,467
                                                                                                   634 (16)

Write-off of in-process
  R & D costs                                         (1,910)  (9)                 -                 -                  -
                                                     --------               --------          --------           --------
Income from operations
                                                          796                  1,384             1,480              9,707

Interest expense                                      (1,692)  (10)            (357)           (2,788) (17)       (5,192)

Other income, net                                     (1,219)  (11)              182                 -                335
                                                     --------               --------          --------           --------

Income before taxes                                   (2,115)                  1,209           (1,308)              4,850

Pro forma tax provision                                 (813)  (12)              464             (502) (12)         1,845
                                                     --------               --------          --------           --------

Net income                                           ($1,302)                   $745            ($806)             $3,005
                                                     ========               ========          ========           ========


Pro forma net income
  per share-basic                                                                                                   $0.57
                                                                                                                    =====
Pro forma net income
  per share-diluted                                                                                                 $0.56
                                                                                                                    =====
Pro forma weighted average
  shares outstanding-basic                                475 (13)                                  89 (18)         5,246
                                                          ===                                       ==              =====
Pro forma weighted average
  shares outstanding-diluted                              475 (13)                                  89 (18)         5,331
                                                          ===                                       ==              =====

























  The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED SEPTEMBER 30, 1997


(1)    Represents the historical results of operations of the Company.

(2) Represents the historical results of operations of RFM for the nine months ended June 30, 1997.

(3) Represents the historical results of operations, derived from the audited statement of income of ISC for the twelve months ended September 30, 1997.

(4) Represents the historical results of operations, derived from the audited statement of income of AMI for the year ended December 31, 1997.

(5) Gives effect to the acquisition of AMI, ISC and RFM assuming such transactions had occurred on October 1, 1996, and the exclusion of a one-time non-cash charge reflecting the write-off of acquired in-process research and development costs in connection with the acquisition of RFM totaling $1.9 million.

(6) Represents the historical results of operations, derived from the audited statement of operations of SEMCOR for the year ended December 31, 1997.

(7) Elimination of intercompany transactions between the Company and RFM and ISC.

(8) Reflects (a) elimination of intercompany transactions between the Company and RFM and ISC of $1,438,000, (b) increase in amortization of intangible assets, principally goodwill, totaling $552,000 resulting from the acquisitions of AMI, ISC and RFM and (c) an increase in indirect expenses totaling $365,000 relating to additional compensation of $65,000 payable pursuant to employment contracts with key employees and corporate allocation of $300,000 of costs previously billable under cost-plus contracts which are no longer billable under time-and-materials contracts.

(9) Reflects the reversal of the write-off of acquired in-process research and development costs.

(10) Represents the increase in interest expense resulting from the borrowings under the credit facility used for the acquisition of AMI.

(11) Represents the elimination of interest and investment income relating to assets distributed to the stockholder of AMI prior to the AMI acquisition.

(12)   Represents the income tax effect of the pro forma adjustments.

(13) Reflects the issuance of 475,000 shares of the Company's common stock in exchange for all of the outstanding common stock of ISC.

(14) Gives effect to the acquisition of SEMCOR assuming such transactions had occurred on October 1, 1996.

(15) Reflects the reduction of compensation to the former owners of SEMCOR pursuant to the post acquisition employment agreement.

(16) Reflects the amortization of intangible assets, principally goodwill, resulting from the acquisition of SEMCOR.

(17) Represents the increase in interest expense due to the borrowings under the credit facility used for the acquisition of SEMCOR.

(18) Reflects the issuance of 89,000 shares of the Company's common stock, being the non-cash portion of the SEMCOR purchase price.

                      ADVANCED COMMUNICATION SYSTEMS, INC.

            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                         NINE MONTHS ENDED JUNE 30, 1998
                      (IN THOUSANDS, EXCEPT PER SHARE DATA)
                                   (UNAUDITED)

                                                                                                          SEMCOR
                                                     AMI          AMI PRO FORMA        SEMCOR            PRO FORMA
                                 COMPANY (1)    HISTORICAL (2)   ADJUSTMENTS (3)    HISTORICAL (4)    ADJUSTMENTS (9)    COMBINED
                                 -----------   ----------------  ----------------  ----------------  ------------------  --------

Revenues                            $58,398        $8,085                                $71,922                          $138,405

Direct Costs                         37,364         4,970                                 49,713                            92,047

Indirect, general and
  administrative expenses            16,130         2,210               305 (5)           19,523             438  (10)      38,606
                                   --------      --------          --------             --------        --------          --------

Income from operations                4,904           905             (305)                2,686           (438)             7,752


Interest expense                      (787)             -             (564) (6)              (8)         (1,928)  (11)     (3,287)


Other income, net                        47         1,065           (1,065) (7)               49               -                96
                                   --------      --------          --------             --------        --------          --------


Income before taxes                   4,164         1,970           (1,934)                2,727         (2,366)             4,561

Pro forma tax provision               1,505           729             (716) (8)            1,064           (923)  (8)        1,659
                                   --------      --------          --------             --------        --------          --------


Net income                           $2,659        $1,241          ($1,218)               $1,663        ($1,443)            $2,902
                                   ========      ========          ========             ========        ========          ========


Pro forma net income per
  share-basis                         $0.40                                                                                  $0.43
                                      =====                                                                                  =====
Pro forma net income per
  share-diluted                       $0.39                                                                                  $0.42
                                      =====                                                                                  =====
Pro forma weighted average
  shares outstanding-basic            6,729                                                                   89  <12>       6,818
                                      =====                                                                   ==             =====

Pro forma weighted average
  shares outstanding-diluted          6,855                                                                   89  <12>       6,944
                                      =====                                                                   ==             =====


    The accompanying notes are an integral part of these unaudited pro forma condensed consolidated financial statements.

                      ADVANCED COMMUNICATION SYSTEMS, INC.
               NOTES TO UNAUDITED PRO FORMA CONDENSED CONSOLIDATED
                             STATEMENT OF OPERATIONS
                     FOR THE NINE MONTHS ENDED JUNE 30, 1998


(1)    Represents the historical results of the operations of the Company.

(2) Represents the historical pre-acquisition results of operations of AMI for the four-month period beginning October 1, 1997, through January 31, 1998.

(3) Adjustments to reflect the Company's acquisition of AMI as if it had occurred on October 1, 1997.

(4) Represents the historical results of operations of SEMCOR for the period beginning October 1, 1997, through June 9, 1998.

(5) Includes the amortization of intangible assets ($181,000), principally goodwill, resulting from the acquisition of AMI and reflects an increase in indirect expenses relating to additional compensation ($22,000) payable pursuant to employment contracts with key employees and corporate allocation ($102,000) of costs, previously billable under cost-plus contracts, which are no longer billable under time-and-material contracts.

(6) Represents the increase in interest expense due to the borrowings under the credit facility used for the acquisition of AMI.

(7) Represents the elimination of interest and investment income relating to assets distributed to the stockholder of AMI prior to the acquisition.

(8)    Represents the tax effect of the pro forma adjustments.

(9) Adjustments to reflect the Company's acquisition of SEMCOR as if it had occurred on October 1, 1997.

(10) Reflects amortization of intangible assets, principally goodwill, resulting from the acquisition of SEMCOR.

(11) Reflects the increase in interest expense due to the borrowings under the credit facility used for the acquisition of SEMCOR.

(12) Reflects the issuance of 89,000 shares of the Company's common stock being the non-cash portion of the SEMCOR purchase price.